Exhibit 99.5

Quantum Corporation Commences Rights Offering

SAN JOSE, Calif., March 29, 2022 – Quantum Corporation (Nasdaq: QMCO) (the “Company”) today commenced the previously announced rights offering to raise gross proceeds of up to approximately $67.5 million (the “Rights Offering”). Under the terms of the Rights Offering, all holders of record of the Company’s common stock (“Common Stock”), and holders of certain outstanding warrants to purchase shares of Common Stock issued by the Company (the “Participating Warrants”), as of 5:00 p.m. Eastern Time on March 25, 2022 (the “Record Date”), will receive, with respect to each share of Common Stock (including shares issuable upon the exercise of Participating Warrants), a subscription right to purchase 0.422572999 of a share of Common Stock, at a subscription price per share equal to $2.25 per whole share. The subscription rights may be exercised at any time during the subscription period, which commences today and ends at 5:00 p.m. Eastern Time on April 18, 2022 (the “Expiration Date”). The subscription rights will expire if they are not exercised by the Expiration Date.

The Rights Offering will include an over-subscription right to permit each rights holder that exercises its basic subscription rights in full to purchase additional shares of Common Stock that remain unsubscribed at the expiration of the offering. The availability of over-subscription rights will be subject to certain terms and conditions, including pro rata adjustments (if any), as set forth in the subscription documents. If the Rights Offering is fully subscribed, the Company expects to issue an aggregate of approximately 30,000,000 shares of Common Stock, as more fully described in the prospectus supplement, dated March 29, 2022, relating to the Rights Offering.

The Company has separately entered into an Investment Commitment Agreement with Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) on behalf of itself and certain funds managed by it, BRF Investments, LLC, B. Riley Securities, Inc., BRC Partners Opportunity Fund, LP, and certain of its other existing security holders (collectively, the “Committed Purchasers”), pursuant to which the Committed Purchasers have agreed to, subject to certain conditions, exercise their basic subscription rights in full, and certain funds managed by Neuberger Berman and certain other Committed Purchasers have further agreed to exercise over-subscription rights for the unsubscribed portion of the basic subscription rights, for up to an aggregate of approximately $55.0 million in the Rights Offering, subject to certain ownership limitations, pro rata adjustments (if any), and other conditions as set forth in the Investment Commitment Agreement. The subscription rights will be non-transferable. If no security holders exercise their subscription rights other than the Committed Purchasers, the Company expects to receive gross proceeds of approximately $49.0 million in the Rights Offering as a result of the ownership limitations, pro rata adjustments (if any), and other conditions as set forth in the Investment Commitment Agreement.

All of our directors and certain of our executive officers who are eligible to participate have indicated that they are planning to participate in the Rights Offering.

The Company reserves the right to amend, extend, postpone or cancel the Rights Offering at any time prior to the closing of the Rights Offering, subject to certain consent rights of the Committed Purchasers with respect any amendments as specified in the Investment Commitment Agreement.

The Company has engaged Alliance Advisors, LLC to act as information agent with respect to the Rights Offering. For questions regarding the Rights Offering, or to obtain copies of the Rights Offering prospectus supplement and any related materials, please contact the information agent, Alliance Advisors, LLC, toll free at (833) 786-6484, by email at QMCO@allianceadvisors.com, or by mail at Alliance Advisors, LLC, 200 Broadacres Dr., 3rd Floor, Bloomfield, NJ 07003.

The Rights Offering will be made pursuant to the Company’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”), and related prospectus, dated December 9, 2020, as supplemented by the prospectus supplement dated March 29, 2022. Copies of the prospectus supplement and the accompanying prospectus will be delivered to eligible holders (including holders of the Participating Warrants) of record and may also be obtained at the website maintained by the SEC at www.sec.gov. Stockholders and warrantholders are urged to carefully review the prospectus supplement and the accompanying prospectus and subscription documents and consult with their own legal and financial advisors in deciding whether or not to exercise their subscription rights.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Any offer will be made only by means of a prospectus and prospectus supplement forming part of the registration statement.

The Company currently expects to use the proceeds from the offering for working capital and general corporate purposes, as well as partial repayment of the Company’s indebtedness. The Company will have broad discretion as to the use of any proceeds from the Rights Offering.

Investor Relations Contacts:

Shelton Group

Jeffrey Schreiner

P: 512-243-8976

E: sheltonir@sheltongroup.com

Forward-Looking Information

Statements in this press release that are not historical in nature constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and estimates about future events and financial trends affecting our business. Such forward-looking statements include, but are not limited to, the following: the terms of the Rights Offering; expected gross proceeds from and the number of shares to be issued in the Rights Offering; expected gross proceeds from the Committed Purchasers; participation of our directions and officers in the Rights Offering; and the anticipated use of proceeds from the Rights Offering.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations or the negative of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements include, without limitation, the following: risks related to the need to address the many challenges facing our business; the potential impact of the COVID-19 pandemic on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; our ability to integrate the business, products, employees and other aspects of Pivot3’s video surveillance business; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the Rights Offering; termination of the Investment Commitment Agreement or the Rights Offering or changes to the terms thereof; our stock price performance and general stock market volatility; the impact of political and economic instability and geopolitical tensions, including outbreak of hostilities, wars, or other acts of aggression, such as the current conflict in Ukraine, terrorism and political unrest, boycotts, curtailment of trade, government sanctions and other business restrictions; the outcome of any claims and disputes; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the SEC, including our Annual Report on Form 10-K filed with the SEC on May 26, 2021 and our Quarterly Report on Form 10-Q filed on February 9, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.